Exhibit 10.1

LETTER OF CONSENT AND WAIVER

Date: December 14, 2023

Each of the undersigned, being Cetus Capital Acquisition Corp. (the “Company”), Cetus Sponsor, LLC (the “Sponsor”) and members of the Company’s board of directors and/or management team (each, an “Insider” and collectively, the “Insiders”), and EF Hutton LLC, hereby acknowledges, agrees and consents to the following matters. Capitalized terms not defined herein shall have the meanings assigned in the Insider Letter (as defined below).

IT IS NOTED THAT, pursuant to Section 7(a) of the Insider Letter among Insiders, the Company and the Sponsor dated January 31, 2023 (the “Insider Letter”), each of the Insiders shall not transfer any Founder Shares or Private Placement Shares until the expiration of the term of the lock-up periods.

On October 31, 2023, MKDWELL Limited, a British Virgin Islands company (“MKD BVI”), which entity is a party to that certain Business Combination Agreement dated as of June 20, 2023 by and among the Company, MKD Technology Inc. (“MKD Taiwan”), MKD BVI and the other parties thereto, provided a loan of $575,000 to the Sponsor for the purpose of the extension of the business combination deadline of the Company (the “MKD Loan”). The MKD Loan is evidenced by a note issued by the Sponsor to MKD BVI dated October 31, 2023 (the “October 31, 2023 Promissory Note”). As a condition for MKD BVI to make the MKD Loan to the Sponsor, the Sponsor granted to MKD BVI a security interest in 575,000 Cetus Capital Shares held by the Sponsor. In this Letter of Consent and Waiver, “Cetus Capital Shares” refers to the issued and outstanding shares of common stock of the Company.

IT IS HEREBY AGREED THAT:

By executing and delivering this Letter of Consent and Waiver, each of the undersigned hereby consents and agrees that notwithstanding anything to the contrary in the Insider Letter, the Sponsor may (i) pledge as security and/or (ii) transfer any Cetus Capital Shares held by the Sponsor in connection with the obtaining of loans towards payment of the fees for the extension of the business combination deadline of the Company, including but not limited to those Cetus Capital Shares pledged under the October 31, 2023 Promissory Note to MKD BVI.

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IN WITNESS WHEREOF, the undersigned parties have executed this Letter of Consent and Waiver on the date first above written.

Acknowledged and Agreed by:

Cetus Capital Acquisition Corp.

By:	/s/ Chung-Yi Sun
Name:	Chung-Yi Sun
Title:	President & CEO

HOLDER :

By:	/s/ Chung-Yi Sun
Name:	Chung-Yi Sun

By:	/s/ Cheng-Nan Wu
Name:	Cheng-Nan Wu

By:	/s/ Lin Bao
Name:	Lin Bao

By:	/s/ Jung-Te Chang
Name:	Jung-Te Chang

By:	/s/ Grace F.L. Peng
Name:	Grace F.L. Peng

Cetus Sponsor, LLC, a Delaware limited liability company

By:	/s/ Chung-Yi Sun
Name:	Chung-Yi Sun
Title:	Director

EF Hutton LLC

By:	/s/ Sam Fleischman
Name:	Sam Fleischman
Title:	Supervisory Principal